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                    CONSULTING GROUP CAPITAL MARKETS FUNDS
                 LONG-TERM BOND INVESTMENTS (the "Portfolio")

  Supplement dated December 1, 2003 to the Prospectus dated December 27, 2002

   The following information revises and supersedes the information on page 30 of the Prospectus of the Portfolio in the section entitled "Principal investment strategies".

   The Portfolio will invest, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities issued by U.S. governmental and corporate issuers, U.S. dollar-denominated fixed income securities of foreign issuers and mortgage-related and asset-backed securities. The Portfolio will not invest more than 25% of its assets in privately issued mortgage-related securities.

TK 2088 S4